UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CODEXIS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!CODEXIS, INC.2022 Annual MeetingVote by June 13, 202211:59 PM ETCODEXIS, INC.200 PENOBSCOT DRIVE REDWOOD CITY, CA 94063You invested in CODEXIS, INC. and its time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022.Get informed before you voteView the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #Smartphone usersPoint your camera here and vote without entering a control numberVirtually at:www.virtualshareholdermeeting.com/CDXS2022 Vote Virtually at the Meeting*June 14, 20229:00 AM PDT*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items1.Election of three Class Ill directors to hold office for a three-year term expiring at the 2025 annual meeting or until their respective successors are duly elected.Nominees:01)Byron L. Dorgan 02)David V. Smith03) Dennis P. Wolf2.To ratify the selection of BDO USA, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2022. BoardRecommendsForForNOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".